                                                                  EXHIBIT 10.9

                        SUBSIDIARY FORMATION AGREEMENT
                        ------------------------------

       This Subsidiary Formation Agreement (the "Agreement") is made and entered into as of the 23rd day of January, 1997 by and among AMERICAN SOFTWARE, INC., a Georgia corporation ("ASI"), AMERICAN SOFTWARE USA, INC., a Georgia corporation ("USA"), AMERICAN SOFTWARE (UK) LTD., an entity existing under the laws of the United Kingdom ("UK"), AMERICAN SOFTWARE FRANCE S.A., an entity existing under the laws of France ("France"), AMERICAN SOFTWARE ASIA PACIFIC PTE. LTD., an entity existing under the laws of Singapore ("Singapore"), AMERICAN SOFTWARE (JAPAN) KK, an entity existing under the laws of Japan ("Japan"), and AMERICAN SOFTWARE (AUSTRALIA) PTY. LTD., an entity existing under the laws of Australia ("Australia") (ASI, USA, UK, France, Singapore, Japan, and Australia are sometimes collectively referred to herein as the "ASI Entities"), and LOGILITY, INC., a Georgia corporation ("Logility").

     WHEREAS, USA, UK, France, Singapore, Japan, and Australia are direct and indirect subsidiaries of ASI; and

     WHEREAS, the ASI Entities desire to transfer and assign to Logility, and Logility desires to acquire and assume, certain assets and liabilities of the ASI Entities relating to the business and operations of the Supply Chain Planning products divisions ("SCP") of the ASI Entities.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions. As used in the Agreement, the following terms shall have
         -----------
the following meanings:

     a.  "Assumed Liabilities" shall have the meaning ascribed to such term in
Section 3 below.

     b. "Business of Logility" shall mean the business and operations of the SCP divisions of the ASI Entities, as currently conducted and proposed to be conducted, and all activities associated therewith.

     c.  "Effective Date" shall mean January 23, 1997.

     d. "Intellectual Property" shall mean all (i) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, reissue, re-examination, utility, model, certificate of invention and design patents, patent applications, registrations, and applications for registration; (ii) trademarks, service marks, trade dress, logos, trade names, service names, and corporate names, and all registrations and applications for registration thereof; (iii) copyrights and registrations and applications for registration thereof; (iv) mask works and registrations and applications for registration of the foregoing; (v) computer software, data and documentation; (vi) trade secrets and confidential business information, whether patentable or nonpatentable and whether or not reduced to practice, know-how, manufacturing and product processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information; (vii) other proprietary rights relating to all of the foregoing (including without limitation associated goodwill and remedies against infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions); and (viii) copies and tangible embodiments of all of the foregoing.

     e. "Logility Assets" shall mean all of the assets used or useful in and to the Business of Logility, including without limitation, all (i) Intellectual Property; (ii) to the extent transferable, licenses, franchises, permits, approvals, and other similar authorizations; (iii) books, records, files and papers, whether in hard copy or computer format, including, without limitation, research and development information, materials and analyses prepared by consultants and other third parties, engineering information, sales and promotional literature, manuals and data, sales and purchase correspondence, lists of present and former suppliers, lists of present and former customers, personnel and employment records, and any tax-related information; (iv) goodwill; (v) claims and choses in action; (vi) accounts, prepaid expenses, notes, and other receivables; (vii) security deposits; (viii) raw materials, parts, work-in-process, finished goods, supplies, and other inventories; (ix) to the extent transferable, all contracts, agreements, leases, licenses, commitments, sales and purchase orders, and other instruments (collectively, "Contracts") set forth on Schedule I attached hereto; (x) rights, claims,
                          ----------
credits, causes of action, and rights of set-off against third parties; and (xi) equipment, machinery, improvements, furniture, and fixed assets set forth on

Schedule II attached hereto.  Notwithstanding anything to the contrary contained
-----------
in this Agreement, the Logility Assets shall not include any net operating loss, net capital loss, investment tax credit, foreign tax credit, charitable deduction, or any other deduction, credit, or tax attribute which could reduce taxes (including, without limitation, deductions and credits related to alternative minimum taxes) attributable to the Business of Logility from a tax period (or portion thereof) ending on or before the closing date of the issuance by Logility of shares of its Common Stock to the public in an initial public offering registered under the Securities Act of 1933, as amended.

     f. "SCP Division" means those product divisions of the ASI Entities which are engaged in the development and distribution of the software products set forth in Exhibit A attached hereto, including services, maintenance, and support
         ---------
related thereto.

     2.  Transfer of Logility Assets to Logility. In consideration for the
         ---------------------------------------
issuance to ASI of One Thousand (1,000) fully paid, non-assessable shares of common stock of Logility, having no par value, the ASI Entities shall assign, transfer, convey, and deliver to Logility, in the form of a capital contribution, the Logility Assets, subject to the Assumed Liabilities which are to be assumed by Logility as set forth in Section 3 below.

     3.  Assumption of Assumed Liabilities by Logility. In further consideration
         ---------------------------------------------
for the conveyance of the Logility Assets, Logility shall assume and agree to pay, perform, and discharge (a) all debts, obligations, contracts, and liabilities of the ASI Entities related to the Logility Assets under the Contracts; (b) all debts, obligations, contracts, and liabilities related to the Business of Logility under all contracts, agreements, leases, licenses, commitments, sales and purchase orders, and other instruments entered into between an ASI Entity and an end-user between the Effective Date and August 1, 1997, together with such other contracts, agreements, leases, licenses, commitments, sales and purchase orders, and other instruments relating to the Business of Logility, as may be agreed upon from time to time by the parties; and (c) all costs and expenses incurred for and on behalf of Logility related to the formation and organization of Logility. All such liabilities shall hereinafter collectively be referred to as the "Assumed Liabilities."

     4.  Instruments of Conveyance and Transfer. Concurrently with the execution
         --------------------------------------
of this Agreement and effective as of the Effective Date, (i) the parties hereto have entered into (a) a Technology License Agreement in the form of Exhibit B
                                                                    ---------
attached hereto; and (b) a Marketing License Agreement in the form of Exhibit C
                                                                      ---------
attached hereto; (ii) the ASI Entities have executed and delivered to Logility a Bill of Sale in the form of Exhibit D attached hereto; and (iii) Logility has
                            ---------
delivered to ASI a certificate representing One Thousand (1,000) shares of common stock of Logility and such other documents and undertakings as may be necessary to reflect the obligation of Logility to reimburse the ASI Entities for certain expenses as specified in Section 3. Additionally, the parties hereto shall take such other actions and execute and deliver such other documents and instruments, including, without limitation, bills of sale, endorsements, consents, assignments, and other good and sufficient instruments of conveyance and assignment, as shall be reasonably necessary to vest in Logility good and marketable title to the Logility Assets and put Logility in actual possession and operating control of the Business of Logility.

     5.  Representations of the ASI Entities. The ASI Entities hereby represent
         -----------------------------------
and warrant to Logility as of the Effective Date that:

     5.1  Corporate Existence and Power. Each of the ASI Entities is a
          -----------------------------
corporation or other limited liability entity duly organized, validly existing, and in good standing under the laws of its respective jurisdiction of incorporation.

     5.2  Corporate Authorizations. The execution, delivery and performance of
          ------------------------
this Agreement by each of the ASI Entities and the consummation of the transactions contemplated hereby by each of the ASI Entities are within its respective corporate powers and have been duly authorized by all necessary corporate action of the part of each of the ASI Entities. This Agreement constitutes the valid and binding agreement of each of the ASI Entities, enforceable against each of the ASI Entities in accordance with its terms.

     5.3  Title to the Logility Assets. Each ASI Entity has and is transferring
          ----------------------------
to Logility good and marketable title to all of the Logility Assets to be transferred by it under this Agreement, free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions, and other encumbrances or defects of title of any nature.

     5.4  Intellectual Property Rights. The Intellectual Property constitutes
          ----------------------------
all rights and technology necessary to conduct the Business of Logility.

     6.  Employees.  Logility will offer employment to such employees of the ASI
         ---------
Entities as the officers of the ASI Entities and Logility deem appropriate. The compensation levels, benefit programs, and terms and conditions of employment offered to such employees shall be determined by Logility in accordance with Logility's plans for the operation of the Business of Logility. Logility shall adopt and provide for its employees such insurance plans, benefit plans, vacation and severance policies, and other benefits as are appropriate, in Logility's judgment, and shall not be required to adopt or assume any of the plans, policies, or agreements of any of the ASI Entities other than those which Logility elects to assume.

     7.  Consent of Third Parties. This Agreement shall not constitute an
         ------------------------
agreement to assign to Logility any interest in any instrument, contract, lease, permit, or other agreement or arrangement or any claim, right, or benefit arising thereunder or resulting therefrom, if an assignment or agreement to assign without the consent of a third party would constitute a breach or a violation thereof or affect adversely the rights of any of the ASI Entities or Logility thereunder. If a consent of a third party that is required in order to assign any such interest is not obtained prior to the Closing Date, or if an attempted assignment would be ineffective or would adversely affect the ability of any of the ASI Entities to convey its interest to Logility, the ASI Entities will cooperate with Logility in any lawful and reasonable arrangement to provide that Logility shall receive the interest and economic benefit of the ASI Entities in the benefits under any such instrument, contract, lease, permit, or other agreement or arrangement, including performance by the ASI Entities as agents, except where prohibited by law; and any transfer or assignment to Logility or by any of the ASI Entities of any interest under any such instrument, contract, lease, permit, or other agreement or arrangement that requires the consent of a third party shall be made subject to such consent or approval being obtained.

     8.  Indemnification. Logility hereby agrees to indemnify the ASI Entities
         ---------------
from and against any and all claims, demands, or actions arising out of any of the Assumed Liabilities, unless any such claim, demand, or action arose out of the negligent or willful act of any ASI Entity or any breach of an ASI Entity's obligations hereunder or under any Assumed Liability.
 .
     9.  Further Assurances. From time to time, upon request by either party and
         ------------------
without further consideration, the parties shall execute and deliver such further instruments and take such further actions as may be reasonably required in order to carry out the purposes and intents of this Agreement.

     WHEREFORE, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


                                       ASI ENTITIES:


                                       BY: /s/ James C. Edenfield
                                             --------------------------------
                                       JAMES C. EDENFIELD, PRESIDENT OF AMERICAN
                                       SOFTWARE, INC., PRESIDENT OF AMERICAN
                                       SOFTWARE USA, INC., DIRECTOR OF AMERICAN
                                       SOFTWARE (UK), LTD., DIRECTOR OF AMERICAN
                                       SOFTWARE FRANCE S.A., DIRECTOR OF
                                       AMERICAN SOFTWARE ASIA PACIFIC PTE. LTD.,
                                       DIRECTOR OF AMERICAN SOFTWARE (JAPAN) KK,
                                       DIRECTOR OF AMERICAN SOFTWARE (AUSTRALIA)
                                       PTY. LTD.

                                       LOGILITY, INC.


                                       BY: /s/ J. Michael Edenfield
                                             ---------------------------------
                                       J. MICHAEL EDENFIELD, PRESIDENT

                                   EXHIBIT A
                                   ---------

     All ASI's Supply Chain Planning client server modules, including, but not limited to:

          .  Demand Planning
          .  Inventory Planning
          .  Event Planning
          .  Replenishment Planning
          .  Manufacturing Planning
          .  Demand Chain Voyager
          .  Supply Chain Voyager

                                   EXHIBIT D
                                   ---------

STATE OF GEORGIA
COUNTY OF FULTON

                                 BILL OF SALE
                                 ------------


KNOW ALL MEN BY THESE PRESENTS:


     FOR AND IN CONSIDERATION of Ten and No/100 Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned AMERICAN SOFTWARE, INC., a Georgia corporation, AMERICAN SOFTWARE USA, INC., a Georgia corporation, AMERICAN SOFTWARE (UK) LTD., an entity existing under the laws of the United Kingdom, AMERICAN SOFTWARE FRANCE S.A., an entity existing under the laws of France, AMERICAN SOFTWARE ASIA PACIFIC PTE. LTD., an entity existing under the laws of Singapore, AMERICAN SOFTWARE (JAPAN) KK, an entity existing under the laws of Japan, and AMERICAN SOFTWARE (AUSTRALIA) PTY. LTD., an entity existing under the laws of Australia (collectively, "Sellers"), hereby do sell, transfer, assign, bargain, convey and deliver unto LOGILITY, INC., a Georgia corporation ("Buyer"), its successors and assigns, all of Sellers' right, title and interest in and to all of the "Logility Assets", as such term is defined in that certain Subsidiary Formation Agreement between Sellers and Buyer, dated January 23, 1997 (the "Subsidiary Formation Agreement"), the terms and provisions of which are incorporated herein by reference.

     Sellers, on behalf of their successors, successors-in-title and assigns, represent, warrant and agree that they are the true, lawful and sole owners of the Logility Assets hereby sold, transferred, assigned, bargained, conveyed and delivered, subject to no security interests, liens, restrictions, encumbrances, leases, easements or claims or rights of any third parties whatsoever; that they have the full, complete and lawful right, power and authority to execute this Bill of Sale and to so contribute, transfer, assign, bargain, convey and deliver the Logility Assets; that the right, title and interest in the Logility Assets hereby sold, transferred, assigned, bargained, conveyed and delivered constitute good and marketable title to the Logility Assets, free and clear of all security interests, liens, restrictions, encumbrances, leases, easements and claims or rights of third parties of every kind and nature whatsoever; and that no other person, firm, corporation or entity of any kind has any claim to or interest in the Logility Assets.

     TO HAVE AND TO HOLD the Logility Assets unto the Buyer, its successors, successors-in-title and assigns to their use and benefit forever.

     Sellers will from time to time and at all reasonable times hereafter, upon every request of the Buyer, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required by Buyer in order to more effectively carry out the intent of this Bill of Sale and to transfer the Logility Assets to Buyer.

     Notwithstanding any other language contained in this Bill of Sale, the representations, warranties and covenants of Sellers contained in the Subsidiary Formation Agreement, relating to the Logility Assets, are incorporated herein by reference. If there is any conflict as to the terms of this Bill of Sale and the Subsidiary Agreement, the terms of the Subsidiary Agreement shall prevail.

     IN WITNESS WHEREOF, Sellers have caused this Bill of Sale to be executed by their duly authorized officers this 23rd day of January, 1997.

                           ASI ENTITIES:
                           ------------



                           BY: /s/
                              --------------------------------------------------
                           JAMES C. EDENFIELD, PRESIDENT OF AMERICAN SOFTWARE, INC., PRESIDENT OF AMERICAN SOFTWARE USA, INC., DIRECTOR OF AMERICAN SOFTWARE (UK), LTD., DIRECTOR OF AMERICAN SOFTWARE FRANCE S.A., DIRECTOR OF AMERICAN SOFTWARE ASIA PACIFIC PTE. LTD., DIRECTOR OF AMERICAN SOFTWARE (JAPAN) KK, DIRECTOR OF AMERICAN SOFTWARE (AUSTRALIA) PTY. LTD.

                                  AMENDMENT TO
                         SUBSIDIARY FORMATION AGREEMENT
                         ------------------------------

       This Amendment to Subsidiary Formation Agreement (the "Amendment") is made and entered into as of the 1st day of August, 1997 (the "WarehousePRO Effective Date") by and among AMERICAN SOFTWARE, INC., a Georgia corporation ("ASI"), AMERICAN SOFTWARE USA, INC., a Georgia corporation ("USA"), AMERICAN SOFTWARE (UK) LTD., an entity existing under the laws of the United Kingdom ("UK"), AMERICAN SOFTWARE FRANCE S.A., an entity existing under the laws of France ("France"), AMERICAN SOFTWARE ASIA PACIFIC PTE. LTD., an entity existing under the laws of Singapore ("Singapore"), AMERICAN SOFTWARE (JAPAN) KK, an entity existing under the laws of Japan ("Japan"), and AMERICAN SOFTWARE (AUSTRALIA) PTY. LTD., an entity existing under the laws of Australia ("Australia") (ASI, USA, UK, France, Singapore, Japan, and Australia are collectively referred to herein as the "ASI Entities"), and LOGILITY, INC., a Georgia corporation ("Logility").

     WHEREAS, the ASI Entities and Logility have made and entered into that certain Subsidiary Formation Agreement (the "Agreement"), dated as of January 23, 1997, whereby the ASI Entities have transferred and assigned to Logility, and Logility has acquired and assumed, certain assets and liabilities of the ASI Entities relating to the Business of Logility (as such term is defined in the Agreement); and

     WHEREAS, ASI Entities now desire to transfer and assign to Logility, and Logility desires to acquire and assume, as of the WarehousePRO Effective Date, certain assets and liabilities of the ASI Entities relating to the WarehousePRO warehouse management software system ("WarehousePRO System"), and the ASI Entities and Logility desire to amend the Agreement to provide that the Business of Logility, and certain rights and obligations of the parties with regard thereto, shall expressly include the WarehousePRO System.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement, effective as of the WarehousePRO Effective Date as follows:

     1. The term "Business of Logility", as set forth in Paragraph 1(b) of the Agreement, is hereby amended to include the business and operations of the ASI Entities, as currently conducted and proposed to be conducted, in connection with the WarehousePRO System, and all activities associated therewith.

     2. The term "Logility Assets", as set forth in Paragraph 1(e) of the Agreement, shall include all of the assets used or useful in and to the WarehousePRO System, including without limitation, all (i) Intellectual Property; (ii) to the extent transferable, licenses, franchises, permits, approvals, and other similar authorizations; (iii) books, records, files and papers, whether in hard copy or computer format, including, without limitation, research and development information, materials and analyses prepared by consultants and other third parties, engineering information, sales and promotional literature, manuals and data, sales and purchase correspondence, lists of present and former suppliers, lists of present and former customers, personnel and employment records, and any tax-related information; (iv) goodwill; (v) claims and choses in action; (vi) accounts, prepaid expenses, notes, and other receivables; (vii) security deposits; (viii) raw materials, parts, work-in-process, finished goods, supplies, and other inventories; (ix) to the extent transferable, all contracts, agreements, leases, licenses, commitments, sales and purchase orders, and other instruments (collectively, "Contracts") set forth on Schedule I-A attached
                                                     ------------
hereto; (x) rights, claims, credits, causes of action, and rights of set-off against third parties; and (xi) equipment, machinery, improvements, furniture, and fixed assets set forth on Schedule II-A attached hereto.
                              -------------

     3.  Transfer of WarehousePRO System to Logility.  The ASI Entities hereby
         -------------------------------------------
assign, transfer, convey, and deliver to Logility the WarehousePRO System. In consideration for the conveyance of the WarehousePRO System, Logility shall assume and agree to pay, perform, and discharge all debts, obligations, contracts, and liabilities of the ASI Entities under the Contracts related to the WarehousePRO System as of the WarehousePRO Effective Date, together with such other contracts, agreements, leases, licenses, commitments, sales and purchase orders, and other instruments relating to the Business of Logility, as such term is amended hereby, as may be agreed upon from time to time by the parties. All such liabilities shall hereinafter be included in the term "Assumed Liabilities", as defined in Paragraph 3 of the Agreement.

     4.  Instruments of Conveyance and Transfer.  Concurrently with the
         --------------------------------------
execution of this Agreement, the ASI Entities have executed and delivered to Logility a Bill of Sale in the form of Exhibit A-1 attached hereto.
                                       -----------
Additionally, the parties hereto shall take such other actions and execute and deliver such other documents and instruments, including, without limitation, bills of sale, endorsements, consents, assignments, and other good and sufficient instruments of conveyance and assignment, as shall be reasonably necessary to vest in Logility good and marketable title to the WarehousePRO System and put Logility in actual possession and operating control of the Business of Logility, as such term is amended hereby.

     5.  Representations of the ASI Entities. The ASI Entities hereby affirm
         -----------------------------------
that all representations and warranties made to Logility in the Agreement are true as of the WarehousePRO Effective Date with regard to the WarehousePRO System.

     6.  Consent of Third Parties. This Agreement shall not constitute an
         ------------------------
agreement to assign to Logility any interest in any instrument, contract, lease, permit, or other agreement or arrangement or any claim, right, or benefit arising thereunder or resulting therefrom, if an assignment or agreement to assign without the consent of a third party would constitute a breach or a violation thereof or affect adversely the rights of any of the ASI Entities or Logility thereunder. If an attempted assignment would be ineffective or would adversely affect the ability of any of the ASI Entities to convey its interest to Logility, the ASI Entities will cooperate with Logility in any lawful and reasonable arrangement to provide that Logility shall receive the interest and economic benefit of the ASI Entities in the benefits under any such instrument, contract, lease, permit, or other agreement or arrangement, including performance by the ASI Entities as agents, except where prohibited by law; and any transfer or assignment to Logility or by any of the ASI Entities of any interest under any such instrument, contract, lease, permit, or other agreement or arrangement that requires the consent of a third party shall be made subject to such consent or approval being obtained.

     7.  Further Assurances. From time to time, upon request by either party and
         ------------------
without further consideration, the parties shall execute and deliver such further instruments and take such further actions as may be reasonably required in order to carry out the purposes and intents of this Agreement.

     8.  Indemnification. Logility hereby agrees to indemnify the ASI Entities
         ---------------
from and against any and all claims, demands, or actions arising out of any of the Assumed Liabilities, as such term is amended hereby, unless any such claim, demand, or action arose out of the negligent or willful act of any ASI Entity or any breach of an ASI Entity's obligations hereunder or under any Assumed Liability, as such term is amended hereby.

     9.  Ratification of Agreement; Past Acts.  Except as expressly modified by
         ------------------------------------
this Amendment, the terms and conditions of the Agreement are hereby ratified and affirmed. Additionally, Logility hereby ratifies and affirms any actions taken by Logility with regard to the WarehousePRO System prior to the WarehousePRO Effective Date as if such actions were taken as of the WarehousePRO Effective Date.

     WHEREFORE, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                              ASI ENTITIES:

                              BY: /s/ James C. Edenfield
                                  ------------------------------------------

                              JAMES C. EDENFIELD, PRESIDENT OF AMERICAN
                              SOFTWARE, INC., PRESIDENT OF AMERICAN SOFTWARE USA, INC., DIRECTOR OF AMERICAN SOFTWARE (UK), LTD., DIRECTOR OF AMERICAN SOFTWARE FRANCE S.A., DIRECTOR OF AMERICAN SOFTWARE ASIA PACIFIC PTE. LTD., DIRECTOR OF AMERICAN SOFTWARE (JAPAN) KK, DIRECTOR OF AMERICAN SOFTWARE (AUSTRALIA) PTY. LTD.


                              LOGILITY, INC.

                              BY: /s/ J. Michael Edenfield
                                 ------------------------------------------
                                 J. MICHAEL EDENFIELD, PRESIDENT

                                  EXHIBIT A-1


STATE OF GEORGIA
COUNTY OF FULTON

                                  BILL OF SALE
                                  ------------


KNOW ALL MEN BY THESE PRESENTS:


     FOR AND IN CONSIDERATION of Ten and No/100 Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned AMERICAN SOFTWARE, INC., a Georgia corporation, AMERICAN SOFTWARE USA, INC., a Georgia corporation, AMERICAN SOFTWARE (UK) LTD., an entity existing under the laws of the United Kingdom, AMERICAN SOFTWARE FRANCE S.A., an entity existing under the laws of France, AMERICAN SOFTWARE ASIA PACIFIC PTE. LTD., an entity existing under the laws of Singapore, AMERICAN SOFTWARE (JAPAN) KK, an entity existing under the laws of Japan, and AMERICAN SOFTWARE (AUSTRALIA) PTY. LTD., an entity existing under the laws of Australia (collectively, "Sellers"), hereby do sell, transfer, assign, bargain, convey and deliver unto LOGILITY, INC., a Georgia corporation ("Buyer"), its successors and assigns, all of Sellers' right, title and interest in and to all of the "Logility Assets", as such term is defined in that certain Subsidiary Formation Agreement between Sellers and Buyer, dated January 23, 1997, as amended by that certain Amendment to Subsidiary Formation Agreement, dated of even date herewith (the "Subsidiary Formation Agreement"), the terms and provisions of which are incorporated herein by reference.

     Sellers, on behalf of their successors, successors-in-title and assigns, represent, warrant and agree that they are the true, lawful and sole owners of the Logility Assets hereby sold, transferred, assigned, bargained, conveyed and delivered, subject to no security interests, liens, restrictions, encumbrances, leases, easements or claims or rights of any third parties whatsoever; that they have the full, complete and lawful right, power and authority to execute this Bill of Sale and to so contribute, transfer, assign, bargain, convey and deliver the Logility Assets; that the right, title and interest in the Logility Assets hereby sold, transferred, assigned, bargained, conveyed and delivered constitute good and marketable title to the Logility Assets, free and clear of all security interests, liens, restrictions, encumbrances, leases, easements and claims or rights of third parties of every kind and nature whatsoever; and that no other person, firm, corporation or entity of any kind has any claim to or interest in the Logility Assets.

     TO HAVE AND TO HOLD the Logility Assets unto the Buyer, its successors, successors-in-title and assigns to their use and benefit forever.

     Sellers will from time to time and at all reasonable times hereafter, upon every request of the Buyer, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required by Buyer in order to more effectively carry out the intent of this Bill of Sale and to transfer the Logility Assets to Buyer.

     Notwithstanding any other language contained in this Bill of Sale, the representations, warranties and covenants of Sellers contained in the Subsidiary Formation Agreement, relating to the Logility Assets, are incorporated herein by reference. If there is any conflict as to the terms of this Bill of Sale and the Subsidiary Agreement, the terms of the Subsidiary Agreement shall prevail.

     IN WITNESS WHEREOF, Sellers have caused this Bill of Sale to be executed by their duly authorized officers this 1st day of August, 1997.


                                      ASI ENTITIES:
                                      ------------



                                      BY: /S/
                                         -----------------------------
                                      JAMES C. EDENFIELD, PRESIDENT OF AMERICAN
                                      SOFTWARE, INC., PRESIDENT OF AMERICAN
                                      SOFTWARE USA, INC., DIRECTOR OF AMERICAN
                                      SOFTWARE (UK), LTD., DIRECTOR OF AMERICAN
                                      SOFTWARE FRANCE S.A., DIRECTOR OF AMERICAN
                                      SOFTWARE ASIA PACIFIC PTE. LTD, DIRECTOR
                                      OF AMERICAN SOFTWARE (JAPAN) KK, DIRECTOR
                                      OF AMERICAN SOFTWARE (AUSTRALIA) PTY. LTD.